UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 29, 2009

Date of Report
(Date of earliest event reported)
HARMONIC INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation or organization)		Identification Number)
549 Baltic Way
Sunnyvale, CA 94089
(408) 542-2500
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On January 29, 2009, Harmonic Inc. (“Harmonic” or the “Company”) issued a press release regarding its unaudited financial results for the quarter and year ended December 31, 2008. In the press release, Harmonic also announced that it would be holding a conference call on Thursday, January 29, 2009, to discuss its financial results for the quarter and year ended December 31, 2008. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.
The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act, regardless of the general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Harmonic Inc., issued on January 29, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HARMONIC INC.

Date:	January 29, 2009

By:	/s/Robin N. Dickson
Robin N. Dickson
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Harmonic Inc., issued on January 29, 2009.